                                 Exhibit 10.9

                           SECOND AMENDMENT TO LEASE
                           -------------------------

     THIS SECOND AMENDMENT TO LEASE (this "Amendment") is made and entered into
                                           ---------
as of this 15 day of November, 1997 by and between Teachers Insurance and Annuity Association of America, a New York corporation ("Landlord") and Focal
                                                         --------
Communications Corporation, a Delaware corporation ("Tenant").
                                                     ------

                              W I T N E S S E T H

     WHEREAS, Landlord and Tenant have heretofore entered into that certain lease dated as of December 31, 1996 (the "Original Lease"), pursuant to which
                                          --------------
Landlord leased to Tenant 10,236 rentable square feet of certain premises on the lower level of the building commonly known as 200 North LaSalle, Chicago, Illinois (the "Building");
               --------

     WHEREAS, Landlord and Tenant have heretofore entered into that certain First Amendment to Lease, dated May 14, 1997, (the "First Amendment") to
                                                    ---------------
evidence Tenant's expansion into the additional space of 6,202 rentable square feet on the eighth (8th) floor of the Building (the "Additional Space") as more
                                                     ----------------
particularly set forth in such First Amendment (the Original Lease, as amended by the First Amendment and this Amendment referred to herein as the "Lease");
                                                                     -----

     WHEREAS, Landlord and Tenant desire to amend the Lease according to the terms hereof;

     NOW THEREFORE, for and in consideration of the covenants and agreements hereinafter set forth, and also in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby mutually agree as follows:

     1.   Controlling Language. Insofar as the specific terms and provisions of
          --------------------
this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified in full force and effect. All capitalized terms not defined herein shall have the meaning given them in the Lease.

     2.   Second Additional Space/Term. Landlord and Tenant hereby agree that
          ----------------------------
beginning on January 1, 1998 (the "Second Additional Space Commencement Date"), Landlord shall lease to Tenant approximately 4,153 rentable square feet of space contiguous to the Additional Space on the eighth (8th) floor of the Building as more particularly described on Exhibit A attached hereto (the "Second Additional
                               ---------                       -----------------
Space") for a period of three (3) years ending on December 31, 2000 (the "Second
-----                                                                     ------
Additional Space Term"; December 31, 2000 is referred to herein as the "Second
---------------------                                                   ------
Additional Space Termination Date"). The
---------------------------------

Second Additional Space shall be subject to all the terms and conditions of the Lease except to the extent expressly modified or excluded hereby or herein.

     3.   Tenant's Proportionate Share for the Premises.  Tenant's total
          ---------------------------------------------
Proportionate Share for the entire Premises, as expanded, is 3.307%, (which percentage incorporates Tenant's Proportionate Share for the premises originally demised under the Original Lease, the First Additional Space demised under the First Amendment and the Second Additional Space demised under this Amendment.)

     4.   Second Additional Space Rent.  Commencing upon the Second Additional
          ----------------------------
Space Commencement Date and for the duration of the Second Additional Space Term, in addition to (and not in substitution for) the Base Rent Tenant is obligated to pay under the Lease, Tenant shall pay to Landlord Rent as follows:

          (1)  Base Rent. Rent shall be paid in monthly installments in advance
               ---------
     on or before the first day of each month of the Second Additional Space Term as set forth in the following Schedule:

                           Annual Base Rent for             Monthly Installment
                           the Second Additional            of Additional Space
Period                           Base Rent                       Base Rent
------                     ---------------------            -------------------
Second Additional Space    $71,680.78                       $5,973.40
Commencement Date          ($17.26 x 4,153
through 12/31/98           rentable square feet)

1/1/99 through             $75,833.78                       $6,319.48
12/31/99                   ($18.26 x 4,153
                           rentable square feet)

11/11/00 through           $79,986.78                       $6,665.57
12/31/00                   ($19.26 x 4,153
                           rentable square feet)


     Any provision of the Lease or this Amendment to the contrary notwithstanding, the abatement of Base Rent payable with respect to the Premises pursuant to the Schedule of the Lease shall not apply to the payment of Second Additional Space Base Rent, and such Second Additional Space Base Rent shall accrue and Tenant shall be liable for payment thereof without regard to such abatement provision.

          (2)  Operating Cost Share Rent Tenant's Second Additional Space
               ----------------------------------------------------------
     Proportionate Share.  The term "Tenant's Second Additional Space
     -------------------
     Proportionate Share" shall mean .667% (4,153 rentable square feet in the Second Additional Space over 622,667 rentable square feet in the Building). Tenant shall pay the Second Additional Space Proportionate Share of the excess of Operating Costs over Base Operating Costs (as those terms are defined in the Lease) in accordance with Section 2A(2) of the Lease.

          (3)  Tax Share Rent.  Tenant shall pay the Second Additional Space
               --------------
     Proportionate Share of the excess of Tax Rent over Base Taxes (as those terms are defined in the Lease) in accordance with Section 2A(3) of the Lease.

          (4)  Additional Rent. Tenant shall pay Additional Rent for the Second
               ---------------
     Additional Space in accordance with Section 2A(4) of the Lease.

     5.   Tenant's Second Additional Space Improvements.
          ---------------------------------------------

          (1) Tenant shall improve the Second Additional Space, at its own cost and expenses, in accordance with plans and specifications approved in advance by Landlord (such improvements are referred to herein as the "Tenant's Second Additional Space Improvements"). Tenant hereby agrees that
      ---------------------------------------------
     the plans and specifications for the Tenant's Second Additional Space Improvements shall comply with all applicable statutes, ordinances, regulations, laws and codes. Landlord's approval of any of such plans and specifications (or any modifications or changes thereto) shall not impose upon Landlord or its agents or representatives any obligation with respect to the design of the Tenant's Second Additional Space Improvements or with respect to the compliance of such Tenant's Second Additional Space Improvements and/or the plans and specifications therefor with applicable laws, codes, ordinances and regulations, it being expressly understood that the obligation with respect to the design of the Tenant's Second Additional Space Improvements and its compliance with applicable laws, codes, ordinances and regulations rests with the Tenant and the party responsible for preparing such plans and specifications.

          Tenant's Second Additional Space Improvements shall be performed in accordance with Sections 5(A)(1)-(5), 5(B), 5(C), and 5(D) of the Lease. All Tenant's Second Additional Space Improvements shall be constructed in a good and workmanlike manner, and only good grades of material shall be used. All Tenant's Second Additional Space Improvements shall be performed in such a fashion and by such means as necessary to maintain a professional work environment in the areas surrounding the space to be improved. Tenant shall only use labor that will work in peace and harmony with other contractors and workers serving the Building in

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     constructing Tenant's Second Additional Space Improvements. Tenant shall use reasonable efforts to avoid actions which may unreasonably interfere with or delay the activities of other contractors serving the Building and other tenants. Tenant shall permit Landlord to observe and monitor all Tenant's Second Additional Space Improvements.

     6.   Definition of "Premises". All references in the Lease to the
          -----------------------
"Premises" shall also be deemed to include reference to the Additional Space and the Second Additional Space, unless such inclusion shall be inconsistent with the terms of this Amendment.

     7.   Non-Applicability of Certain Lease Provisions.  Sections 31 and 32 of
          ---------------------------------------------
the Lease shall not apply to the Second Additional Space, and shall not be construed as creating any obligation on the part of Landlord with respect to the Second Additional Space.

     8.   Miscellaneous. Landlord and Tenant hereby agree that (a) this
          -------------
Amendment is incorporated into and made a part of the Lease, (b) any and all references to the Lease hereinafter shall include this Amendment, and (c) except as specifically amended hereby, the Lease and all terms, conditions and provisions thereof, shall remain in full force and effect.

     9.   Governing Law. This Amendment shall be governed by and construed under
          -------------
the laws of the State of Illinois.

     10.  Defined Terms; Headings.  All terms capitalized but not defined herein
          -----------------------
shall have the same meaning ascribed to such terms in the Lease. The marginal headings and titles to the paragraphs of this Amendment are not a part of this Amendment and shall have no effect upon the construction or interpretation of any part hereof.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                LANDLORD:

                                TEACHERS INSURANCE AND ANNUITY
                                 ASSOCIATION OF AMERICA, a New York corporation


                                By:  /s/ James P. Garofalo
                                   -----------------------
                                Print Name:  James P. Garofalo
                                           -------------------
                                Print Title:  Assistant Secretary
                                            ---------------------



                                TENANT:

                                FOCAL COMMUNICATIONS CORPORATION,
                                 a Delaware corporation



                                By:  /s/ Brian F. Addy
                                   -------------------
                                Print Name:  Brian F. Addy
                                           ---------------
                                Print Title:  Executive Vice President
                                            --------------------------

                                   Exhibit A

                                   (Graphic)



                                   Exhibit A
                                  Page 1 of 1